File No. 002-65489

As filed June 19, 2000

             U.S. SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                            FORM N-14
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                   Pre-Effective Amendment No.
                  Post-Effective Amendment No.
                (Check appropriate box or boxes)

             D. L. Babson Tax-Free Income Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

                         (816) 751-5900
                (Area Code and Telephone Number)

                   BMA Tower, 700 Karnes Blvd.
                   Kansas City, MO  64108-3306
             Address of Principal Executive Offices:
             (Number, Street, City, State, Zip Code)

                        Stephen S. Soden
                   BMA Tower, 700 Karnes Blvd.
                   Kansas City, MO  64108-3306
             Name and Address of Agent for Service:
          (Number and Street) (City) (State) (Zip Code)

                           Copies to:

                    Mark H. Plafker, Esquire
              Stradley, Ronon, Stevens & Young, LLP
                    2600 One Commerce Square
                   Philadelphia, PA 19103-7098

    Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.



It is proposed that this filing will become effective on July 20, 2000, pursuant to Rule 488.

Title of the securities being registered: Shares of stock, par value $.10 per share, of D. L. Babson Tax-Free Income Fund, Inc.
No filing fee is due because Registrant is relying on Section
24(f) of the Investment Company Act of 1940, as amended.

D. L. BABSON TAX-FREE INCOME FUND, INC.

PORTFOLIO S

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of Portfolio S shareholders scheduled for September 1, 2000 at 2:00 p.m. Central time. The materials discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Portfolio. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote.
If shareholders return their proxies promptly, we may be able to avoid making additional mailings.

We welcome your comments. If you have any account specific questions, please call the Fund at 1-800-[4-BABSON (1-800-
422-2766)]. If you have any proxy related questions, or need assistance voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-207-3158.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

Vote by Telephone: by calling the toll-free number on your proxy card and following the recorded instructions. If you wish to speak with someone before voting, please call our solicitor, D.F. King & Co., Inc., at 1-800-207-3158.

Vote by Internet: by signing onto the internet web site listed on your proxy card and entering the proper information. Please have your proxy card with your control number ready when using this option.


This page intentionally left blank.


D. L. BABSON TAX-FREE INCOME FUND, INC.

PORTFOLIO S

Dear Shareholder:

Enclosed is a Notice of Meeting for a Special Meeting of Portfolio S shareholders of D. L. Babson Tax-Free Income
Fund, Inc. (the "Fund"). The Meeting is scheduled for
September 1, 2000 at 2:00 p.m. Central time at the offices of the Fund's manager, Jones & Babson, Inc. on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City,
Missouri. The accompanying materials describe an important proposal which may affect the future of your Portfolio. We ask you to give this your prompt attention and vote via the enclosed proxy card.

Please Take a Moment to Fill Out, Sign and Return the
Enclosed Proxy Card

This meeting is very important to the future of Portfolio S. The Directors of the Fund unanimously recommend that you consider and approve a Plan of Reorganization that would result in your shares of Portfolio S being exchanged for those of Portfolio L of the Fund. If the shareholders of Portfolio S approve the proposal, you will receive shares of Portfolio L equal in value to your investment in Portfolio
S. You will no longer be a shareholder of Portfolio S, and you will instead be a shareholder of Portfolio L. If the reorganization is completed, Portfolio S will no longer exist and Portfolio L will thereafter be referred to as the
D. L. Babson Tax-Free Income Fund.

The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

The Directors recommend this transaction because the projected growth in assets of Portfolio S was not sufficient to provide competitive performance and high quality service to shareholders over the long term. The manager and underwriter of the Fund is Jones & Babson, Inc. David L. Babson & Co. provides the day-to-day management of each Portfolio's assets. Each Portfolio has similar investment objectives and investment policies, except for the average weighted maturity of the securities held. After the Portfolios are combined, the surviving Portfolio may be better able to obtain trading advantages and efficiency and the manager's cost of operating the Portfolio may be reduced.

Please take the time to review this document and vote now.
The Directors of the Fund unanimously recommend that you vote in favor of this proposal.

    To ensure that your vote is counted, indicate your position on the enclosed proxy card.

    Sign and return your card promptly.

    You may also vote by telephone or over the Internet.

    If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,

/s/Stephen S. Soden
Stephen S. Soden
President



D. L. BABSON TAX-FREE INCOME FUND, INC.

PORTFOLIO S


Babson Funds
c/o Jones & Babson, Inc.
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64121-9779


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 1, 2000

To the Portfolio S Shareholders of D. L. Babson Tax-Free
Income Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Portfolio S shareholders of D. L. Babson Tax-Free Income Fund, Inc. (the "Fund") will be held at the offices of the Fund's manager, Jones & Babson, Inc. on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri on September 1, 2000, at 2:00 p.m. Central time. The Meeting is being called for the following purpose:

To approve or disapprove a Plan of Reorganization of D. L.
Babson Tax-Free Income Fund, Inc. (the "Fund") on behalf of two of its Portfolios, that provides for the acquisition of substantially all of the assets of Portfolio S in exchange for shares of Portfolio L, the distribution of such shares to the shareholders of Portfolio S, and the liquidation and dissolution of Portfolio S.

In addition, shareholders will be asked to grant the proxyholders the authority to vote upon any other business which may legally come before the Meeting or any adjournment thereof. The attached Prospectus/Proxy Statement describes the proposed transaction more completely. A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on June
15, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors,

Martin A. Cramer
Secretary

July 20, 2000



The Board of Directors urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured.


PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

                                                       Page
Cover Page                                             Cover
Summary                                                   2
What proposal am I voting on?                             2
How will the shareholder voting be handled?               2
Comparisons of Some Important Features                    2
How do the investment objectives and policies
 of the Portfolios compare?                               2
What are the risks of an investment in the Portfolios?    3
Who manages the Fund and the Portfolios?                  4
What are the fees and expenses of each Portfolio
 and what might they be after the Transaction?            5
Where can I find more financial information about the
Portfolios?                                               5
What are other key features of the Portfolios?            6
Reasons for the Transaction                               6
Information about the Transaction                         7
How will the Transaction be carried out?                  7
Who will pay the expenses of the Transaction?             7
What are the tax consequences of the Transaction?         8
What should I know about the shares of Portfolio L        8
What are the capitalizations of the Portfolios and what
might
    the capitalization be after the Transaction?          8
Voting Information                                        8
How many votes are necessary to approve the Plan?         8
How do I ensure my vote is accurately recorded?           9
Can I revoke my proxy?                                    9
What other matters will be voted upon at the Meeting?    10
Who is entitled to vote?                                 10
What other solicitations will be made?                   10
Are there dissenters' rights?                            10
More Information about the Fund and the Portfolios       10
Principal Holders of Shares                              10
Exhibits to Prospectus and Proxy Statement
 Exhibit A - Plan of Reorganization (attached)           11
 Exhibit B - Babson Funds Combined Prospectus
    dated October 31, 1999, as supplemented
    June 8, 2000 (enclosed)                              20
 Exhibit C - Babson Funds Combined Annual Report
    to Shareholders dated June 30, 1999 (enclosed)       21


D. L. BABSON TAX-FREE INCOME FUND, INC.

PROSPECTUS/PROXY STATEMENT

Dated July 20, 2000


Acquisition of the Assets of PORTFOLIO S
By and in exchange for shares of PORTFOLIO L

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting (the "Meeting") of Portfolio S shareholders of D. L. Babson Tax-Free Income Fund, Inc. (the "Fund"), to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders of Portfolio S vote to approve the Plan, you will receive shares of Portfolio L equal in value to your investment in shares of Portfolio S. Portfolio S will then be liquidated and dissolved and Portfolio L will thereafter be referred to as the D. L. Babson Tax-Free Income Fund. The investment objectives and policies of the Portfolios are substantially similar, except for the duration and maturity of the securities held by each Portfolio.

The Meeting will be held at the offices of the Fund's manager, Jones & Babson, Inc. ("Jones & Babson") which are located on the 19th floor of the BMA Tower, 700 Karnes
Boulevard, Kansas City, Missouri on September 1, 2000 at
2:00 p.m. Central time. The Board of Directors of the Fund is soliciting these proxies on behalf of Portfolio S. This
Prospectus/Proxy Statement will first be sent to shareholders on or about July 20, 2000.

This Prospectus/Proxy Statement gives the information about the proposed reorganization and shares of Portfolio L that you should know before investing. You should retain it for future reference. Additional information about Portfolio L and the proposed reorganization has been filed with the SEC and can be found in the following documents:

   The Babson Funds Combined Prospectus dated October 31,
1999, as amended June 8, 2000 is enclosed with and considered a part of this Prospectus/Proxy Statement.

   The Babson Funds Combined Annual Report to Shareholders dated June 30, 1999, which contains financial and performance information for Portfolio S and Portfolio L, is enclosed with and considered a part of this Prospectus/Proxy
Statement.

   A Statement of Additional Information (SAI) relating to this Prospectus/Proxy Statement dated July 20, 2000, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or other documents related to the Fund without charge by calling 1-800[-4-BABSON (1-800-422-2766] or by writing to the Babson Funds at P.O. Box 219757, Kansas City, MO 64121-9757.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.



SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Babson Funds Combined Prospectus (enclosed as Exhibit B) and the Babson Funds Combined Annual Report to Shareholders (enclosed as Exhibit C).

What proposal am I voting on?

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining Portfolio S and Portfolio L of the Fund into a single mutual fund. If shareholders of Portfolio S vote to approve the Plan, the assets of Portfolio S will be transferred to Portfolio L and Portfolio S shareholders will exchange their shares of Portfolio S for an equal dollar amount of Portfolio L shares. The proposed reorganization is referred to in this Prospectus/Proxy Statement as the "Transaction." As a result of the Transaction, you will cease to be a shareholder of Portfolio S and will become a shareholder of Portfolio L.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Directors of the Fund has determined that the Transaction is in the best interests of the shareholders of Portfolio S and also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Transaction.

The Board of Directors of the Fund, on behalf of both
Portfolio S and Portfolio L, has approved the Plan and unanimously recommends that you vote to approve the Plan.

How will the shareholder voting be handled?

Shareholders who own shares of Portfolio S at the close of business on June 15, 2000, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the outstanding shares of Portfolio S must be voted in favor of the Plan.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, your votes will be officially cast at the Meeting by the persons appointed as proxies.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting
Information" section of this Prospectus/Proxy Statement.

COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Portfolios compare?

This section describes the differences between the investment policies of Portfolios S and Portfolio L. For a complete description of the investment policies and risks of Portfolio L, you should read the Babson Funds Combined Prospectus, which is enclosed with this Prospectus/Proxy Statement.

In general, the investment strategies of the Portfolios are identical. The investment objective, providing the highest level of regular income exempt from federal income tax consistent with quality and maturity standards, is the same for Portfolio S and Portfolio L. The essential difference between the Portfolios is the time to maturity of the securities they hold.

Portfolio L generally has a longer weighted average maturity than does Portfolio S. The weighted average maturity of Portfolio L is normally between ten and twenty-five years with security maturities generally being longer than five years at the time of purchase. There is no maximum maturity for Portfolio L. The weighted average maturity for Portfolio S normally remains between two and five years with no security maturities of more than ten years at the time of purchase. The difference in the maturity of the instruments held by the Portfolios is responsible for differences in the volatility of the price of their respective shares. The longer term instruments held by Portfolio L are more susceptible to price fluctuations in response to interest rate changes. As a result, Portfolio L share prices will fluctuate more than Portfolio S shares.

Besides weighted average maturity, there are no notable differences in the investment strategies of the Portfolios.
Each Portfolio has substantially all of its assets invested in investment-grade municipal securities, the interest on which is deemed exempt from federal income tax. Both portfolios may invest in repurchase agreements; however, repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the net assets of either Portfolio.

Each of the Portfolios' investments in short-term municipal obligations and notes, short-term discount notes, and municipal bonds are limited by the same credit quality standards. At least 90% of the municipal bonds in Portfolio L and Portfolio S will be rated at the time of purchase within the top three classifications of independent ratings services such as Moody's Investors Services, Inc. (Aaa, Aa and A) or Standard & Poor's Ratings Group (AAA, AA, and A). Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the U.S. government; or (2) are rated MIG-1, MIG-2 or MIG-3 by Moody's; or (3) if the notes are not rated, then the issuer's long-term bond rating must be at least A as determined by Moody's or by S&P, or Prime-1 or Prime-2 by Moody's or their equivalents as determined by the Board of Directors. Short-term discount notes are limited to those obligations rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or their equivalents as determined by the Board of Directors. With respect to short-term discount notes which are not rated, the issuer's long-term bond rating must be at least A as determined by S&P or Moody's.

The fundamental investment restrictions of Portfolio L and Portfolio S are identical. The more important restrictions are that each Portfolio will not: invest in equity securities; purchase the securities of any issuer if more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or if the Portfolio would hold more than 10% of any class of securities of such issuer; borrow money except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. The full text of these investment restrictions can be found in the Babson Funds Combined Statement of Additional Information dated October 31, 1999, which is available upon request.

What are the risks of an investment in the Portfolios?

Like all investments, an investment in either Portfolio L or Portfolio S involves risk. There is no assurance that either of the Portfolios will meet its investment objective. The achievement of the Portfolios' objective depends upon interest rates and market conditions, generally, and on the portfolio managers' analytical and portfolio management skills. The risks of the Portfolios are basically the same as those of other investments in municipal securities.

Risk Factors Particular to Municipal Securities. The change in market value of municipal securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter weighted average maturity, such as Portfolio S, generally will not generate as high a level of total return as a portfolio with a longer weighted average maturity, such as Portfolio L. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter weighted average maturity will generally outperform longer maturity portfolios. Normally, price volatility and interest rate risk declines as the average maturity of a portfolio shortens, as does its anticipated potential for total return. Besides interest rate risk, there is also a risk that any of the issues may default on their obligation.

Risk Factors Applicable to Repurchase Agreements. Both Portfolio L and Portfolio S of the Fund may invest in repurchase agreements. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Portfolio at cost plus an agreed-to interest rate within a specified time. A risk of repurchase agreements is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently might incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation. There is also the risk that the Portfolio may be delayed or prevented from exercising its rights to dispose of the collateral.

Risk Factors of a Temporary Defensive Strategy. While each Portfolio normally maintains at least 80% of its investments in municipal securities, each Portfolio may invest up to 100% of its assets in taxable money market instruments or hold cash reserves on a temporary basis, if management believes these actions would be in the best interest of shareholders. During periods in which these temporary defensive strategies are in place, the Portfolios may not achieve their investment objectives.

Who manages the Fund and the Portfolios?

The management of the business and affairs of the Fund and its Portfolios is supervised by the Board of Directors of the Fund. Jones & Babson, Inc. is the Fund's manager and principal underwriter. Jones & Babson was founded in 1959 and presently serves as the investment manager of 18 separate mutual funds, including the 13 funds within the Babson Funds group. Jones & Babson also serves as principal underwriter and provides administrative, transfer agency and/or accounting services for 37 separate funds, including the Babson Funds. Jones & Babson is located at the BMA
Tower, 700 Karnes Boulevard, Kansas City, MO 64121-9757.

Jones & Babson has engaged David L. Babson & Co. to provide investment advisory services to the Fund and David L. Babson & Co. is responsible for the day-to-day management of the assets of each Portfolio. Joanne E. Keers, CFA is a Vice President of David L. Babson & Co. and has been primarily responsible for managing the assets of both Portfolio S and Portfolio L since 1999. Ms. Keers joined David L. Babson & Co. in 1987. David L. Babson & Co. is located at One Memorial Drive, Cambridge, MA 02412-1300.

Jones & Babson has entered into a Management Agreement with the Fund, under which each Portfolio is obligated to pay annual management fees equal to 0.95% of that Portfolio's average daily net assets. In exchange for management fees, Jones & Babson provides or pays all of the costs of investment management, fund accounting, transfer agency and administrative services. Jones & Babson also pays all fees of the custodian, independent auditors and legal counsel;
and the cost of officers, directors and other personnel;
rent; shareholder services and other services incident to corporate administration.




What are the fees and expenses of each Portfolio and what might they be after the Transaction?

Fees and Expenses - The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios, as well as the pro forma fees and expenses of Portfolio L after the Transaction.

                                            Actual+         Pro forma++
                                    Portfolio SPortfolio LAfter Transactio
n
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (Load) Imposed
    on Purchases                        None       None              None
 Maximum Deferred Sales Charge (Load)              None              None
None
 Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends             None       None              None
 Redemption Fee                        None*      None*             None*
 Exchange Fee                           None       None              None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
 Management Fees                       0.95%      0.95%             0.95%
 Distribution (12b-1) Fees              None       None              None
 Other Expenses                        0.06%      0.08%             0.07%
 Total Annual Fund Operating Expenses             1.01%             1.03%
1.02%

+   Actual information for Portfolio S and Portfolio L shares is provided for the fiscal year ended June 30, 1999.
++ Projected expenses based on current and anticipated Portfolio L expenses.

* A $10.00 fee is imposed for redemptions by wire.

Expense Examples - These examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. They assume you invest $10,000 and receive a 5% return each year. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:


                            1 Year  3 Years   5 Years 10 Years
Portfolio S                  $103     $322      $558    $1,236
Portfolio L                  $105     $328      $569    $1,259
Pro forma (after Transaction)         $104      $325      $563
$1,248

Where can I find more financial information about the Portfolios?

For Portfolio L, per share income information for the past five fiscal years (and the most recent six month semiannual period) is shown below. Also, the current Babson Funds
Combined Annual Report to Shareholders, which is enclosed, contains more financial information about Portfolio L and Portfolio S as well as discussions of each Portfolio's performance during the fiscal year ended June 30, 1999. The
SAI relating to this Prospectus/Proxy Statement contains more financial information about Portfolio L and Portfolio
S, as well as discussions of each Portfolio's performance for the six month period ended December 31, 1999.

Financial Highlights - Portfolio L

Condensed data for a share ofSix Months Ended
capital stock outstanding December 31, 1999             Years ended June
30,
throughout each period.      (unaudited)1999   1998  1997    1996   1995
Net asset value, beginning
 of period                       $8.91  $9.22   $8.96  $8.74  $8.67 $8.52
Income from investment operations:
 Net investment income             .20    .40     .40    .42    .41   .42
 Net gains (losses) on securities
   (both realized and unrealized)  (.34) (.24)    .28    .24    .07   .17
Total from investment operations  (.14)   .16     .68    .66    .48   .59
Less distributions:
 Distributions from net
   investment income              (.20)  (.40)   (.40)  (.42)  (.41) (.42)
 Distributions from capital gains (.08)  (.07)   (.02)  (.02)  -     (.02)
Total distributions               (.28)  (.47)   (.42)  (.44)  (.41) (.44)
Net asset value, end of period   $8.49  $8.91   $9.22  $8.96  $8.74  $8.67
Total return1                   (1.63%)(1.70%)(7.82%)(7.69%)(5.60%)(7.21%)

Ratios/Supplemental Data
Net assets, end of period
 (in millions)                   $24     $26    $27     $27   $27     $28
Ratio of expenses to average
 net assets2                     1.02%  1.03%   1.06%  1.01%  1.01% 1.02%
Ratio of net investment income to
 average net assets2             4.49%  4.36%   4.46%  4.71%  4.67% 4.98%
Portfolio turnover rate            20%     9%     18%    21%    39%  34%

1Total return not annualized for periods less than one full year.
2Annualized for periods less than one full year.


What are other key features of the Portfolios?

Shares of each Portfolio are sold on a no-load basis and there are no sales commissions or Rule 12b-1 fees. Shares of each Portfolio may be redeemed at their respective net asset value per share at any time. Shares may also be exchanged at no cost for shares of any other fund or portfolio in the Babson Funds group. Because an exchange is technically a sale and purchase of shares, an exchange is a taxable transaction (although the Transaction described in this Proxy Statement is designed to be tax-free).

Additional information and specific instructions explaining how to buy, sell, and exchange shares of the Portfolios is contained in the Babson Funds Combined Prospectus, and the Prospectus also lists phone numbers for you to call if you have any questions about your account.

Each Portfolio declares a dividend from its net investment income at the end of each business day, and such dividends are payable to shareholders of record at the end of the previous business day. On the last day of each month, all dividends declared during that month are credited to the accounts of those shareholders. Distributions from capital gains, if any, are declared annually by December 31.

REASONS FOR THE TRANSACTION

The Board of Directors of the Fund has recommended the Transaction to Portfolio S shareholders in order to combine Portfolio S with Portfolio L to make a larger fund that has similar investment policies. A larger fund may be able to benefit from reduced trading costs and increased operational efficiencies.

The Plan was presented to the Board of Directors of the Fund at a meeting held on April 27, 2000. At the meeting, the Board of Directors reviewed the expense ratios of both Portfolios; the comparative investment performance of the Portfolios; the compatibility of the investment objectives, policies and restrictions of the Portfolios; and the tax consequences of the Transaction. During the course of its deliberations, the Board of Directors noted that the expenses of the Transaction will be borne by the Manager and not by the Fund or either Portfolio.

The Board of Directors including a majority of the Directors who are not interested persons of the Fund, unanimously concluded that the Transaction is in the best interests of the shareholders of Portfolio S and that no dilution of value would result to the shareholders of Portfolio S or Portfolio L from the Transaction, and the Board approved the Plan and recommended that shareholders of Portfolio S vote to approve the Transaction.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote For the Plan.

If shareholders of Portfolio S do not approve the Plan, the Board of Directors will consider other possible courses of action for Portfolio S, including liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

How will the Transaction be carried out?

If shareholders of Portfolio S approve the Plan, the Transaction will take place after various conditions are satisfied by the Fund on behalf of Portfolio S and Portfolio L, including the preparation of certain documents. The Fund will determine a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of Portfolio S do not approve the Plan, the Transaction will not take place.

If shareholders of Portfolio S approve the Plan at the Meeting, shares of Portfolio S will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

If the shareholders of Portfolio S approve the Plan, Portfolio S will deliver to Portfolio L substantially all of its assets on the closing date. In exchange, shareholders of Portfolio S will receive shares of Portfolio L that have a value equal to the dollar value of the assets delivered to Portfolio S. The stock transfer books of Portfolio S will be permanently closed on the closing date. Portfolio S will only accept requests for redemption received in proper form before 10:00 a.m. Central time on the closing date. Requests received after that time will be considered requests to redeem shares of Portfolio L.

To the extent permitted by law, the Fund may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of Portfolio S.

Who will pay the expenses of the Transaction?

The expenses resulting from the Transaction will be paid by the Manager and not by the Fund or either Portfolio.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Fund, on behalf of the Portfolios, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, that shareholders of Portfolio S will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Portfolio S for shares of Portfolio L and that neither Portfolio L nor its shareholders will recognize any gain or loss upon receipt of the assets of Portfolio S.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances.
You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

What should I know about the shares of Portfolio L?

Shares of Portfolio L will be distributed to shareholders of Portfolio S and will have the same legal characteristics as the shares of Portfolio S with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

What are the capitalizations of the Portfolios and what might the capitalization be after the Transaction?

The following table sets forth, as of May 31, 2000, the capitalization of shares of Portfolio S and Portfolio L. The table also shows the projected capitalization of Portfolio L shares as adjusted to give effect to the proposed Transaction. The capitalization of Portfolio L is likely to be different when the Transaction is consummated.



                                                 Portfolio L
                            Portfolio SPortfolio Lpro forma
                            (unaudited)(unaudited)(unaudited)
Net assets (millions)             $17        $24       $41
Total shares outstanding    1,652,333  2,852,350 4,879,193
Net asset value per share      $10.41      $8.49     $8.49




VOTING INFORMATION

How many votes are necessary to approve the Plan?

The affirmative vote of a majority of the total number of outstanding shares of Portfolio S is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Portfolio S held at the close of business on June 15, 2000 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

Under relevant state law and the Fund's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

By mail, with the enclosed proxy card.

 In person at the Meeting.

Through D.F. King, a proxy solicitor, by calling toll-free
1-800/207-3158.

By telephone or through the Internet; a control number and internet site or a toll-free number for the automated voting option is provided on your proxy card and separate instructions are enclosed.

A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Can I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The Board of Directors of the Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of Portfolio S on the Record Date will be entitled to vote at the meeting. On the Record Date, there were 1,460,362.541 outstanding shares of Portfolio S issued and outstanding.

What other solicitations will be made?

The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Fund, without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. The Fund, on behalf of Portfolio S, has engaged D.F. King to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $5,000 and $10,000. The costs of any additional solicitation and of any adjourned session will be borne by the Manager.

Are there dissenters' rights?

Shareholders of Portfolio S will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at net asset value until the closing date. After the closing date, you may redeem your Portfolio L shares or exchange them for shares of other funds in the Babson Funds group, subject to the terms in the prospectus of the respective fund.

MORE INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

Portfolio S and Portfolio L are separate series of the Fund, which is an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund. Detailed information about the Fund and each Portfolio (as well as the other funds in the Babson Funds group) is contained in the current Babson Funds Combined Prospectus which is enclosed with and considered a part of this Prospectus/Proxy Statement. Additional information about the Fund and each Portfolio is included in the Babson Funds Combined SAI, dated October 31, 1999, which has been filed with the SEC and is incorporated into the SAI relating to this Prospectus/Proxy Statement.

You may request a free copy of the Semiannual Report to Shareholders for the six month period ended December 31, 1999, by calling 1-800-4-BABSON or by writing to the Fund at P.O. Box 219747, Kansas City, MO 64121-9757. The Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999, is enclosed with and considered a part of this Prospectus/Proxy Statement.

The Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the principal shareholders of Portfolio S, beneficial or of record, were:



Name and Address         Percentage (%)

Bowen, David & Co.       16.08%


From time to time, the number of Portfolio S shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. No other person owned (beneficially or of record) 5% or more of the outstanding shares of Portfolio S.

As of the Record Date, the officers and Directors of the Fund, as a group, owned less than 1% of the outstanding voting shares of Portfolio S.




EXHIBITS TO PROSPECTUS/PROXY STATEMENT



EXHIBIT A  -Plan of Reorganization by D. L. Babson Tax-Free
Income Fund, Inc. on behalf of Portfolio L and Portfolio S

EXHIBIT B  -Babson Funds Combined Prospectus dated October
31, 1999, as supplemented June 8, 2000 (enclosed)

EXHIBIT C  -Babson Funds Combined Annual Report to
Shareholders dated June 30, 1999 (enclosed)





EXHIBIT A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan"), is made by D. L. Babson Tax-Free Fund, Inc., a corporation organized under the laws of the State of Maryland on August 22, 1979 (the "Fund"), as of this ___ day of ________, 2000, on behalf of its two series Portfolio S and Portfolio L (collectively, the "Portfolios"), with a principal place of business at 700 Karnes Blvd., Kansas City, MO 64108.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Portfolio L, of substantially all of the property, assets and goodwill of Portfolio S in exchange solely for shares of common stock, par value $0.10 each, of Portfolio L ("Portfolio L Shares"); (ii) the distribution of Portfolio L Shares to the shareholders of Portfolio S according to their respective interests; and (iii) the subsequent dissolution of Portfolio S as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.



In order to consummate the Plan, the following actions shall be taken by the Fund on behalf of the Portfolios:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Portfolio S.

(a) Subject to the terms and conditions of this Plan, the Fund on behalf of Portfolio S shall convey, transfer and deliver to Portfolio L at the Closing all of Portfolio S's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) discharge its unpaid liabilities on its books at the closing date, including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (ii) pay such contingent liabilities as the Board of Directors shall reasonably deem to exist against Portfolio S, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Portfolio S's books (hereinafter "Net Assets"). Portfolio S shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, the Fund on behalf of Portfolio L shall at the Closing deliver to Portfolio S the number of Portfolio L Shares, determined by dividing the net asset value per share of the shares of Portfolio S ("Portfolio S Shares") by the net asset value per share of Portfolio L Shares, as of 1:00 P.M. Central time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

(c) Immediately following the Closing, the Fund shall dissolve Portfolio S and distribute pro rata to the shareholders of record of Portfolio S as of the close of business on the Closing Date, the Portfolio L Shares to be delivered to Portfolio L pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Fund relating to Portfolio S and noting in such accounts the type and amounts of such Portfolio L Shares that such former Portfolio S shareholders are due based on their respective holdings of Portfolio S as of the close of business on the Closing Date. Fractional Portfolio L Shares shall be carried to the third decimal place. At the time of merger, all outstanding certificated shares of Portfolio S will be deemed canceled. Holders in possession of certificated shares of Portfolio S will not be required to surrender their certificates to complete the acquisition by Portfolio L. After the acquisition, holders may request a certificate representing the number of Portfolio L Shares they own.

2. Valuation.

(a) The value of Portfolio S's Net Assets to be transferred to Portfolio L hereunder shall be computed as of 1:00 P.M.
Central time on the Closing Date using the valuation procedures set forth in Portfolio S's currently effective prospectus.

(b) The net asset value of a share of Portfolio L shall be determined to the third decimal point as of 1:00 P.M.
Central time on the Closing Date using the valuation procedures set forth in Portfolio L's currently effective prospectus.

(c) The net asset value of a share of Portfolio S shall be determined to the third decimal point as of 1:00 P.M.
Central time on the Closing Date using the valuation procedures set forth in Portfolio S's currently effective prospectus.

3. Closing and Closing Date.

The Closing Date shall be October 27, 2000, or such later date as determined by the Fund's officers. The Closing shall take place at the principal office of the Fund at 2:00 P.M. Central time on the Closing Date. The Fund on behalf of Portfolio S shall have provided for delivery as of the Closing of Portfolio S's Net Assets to be transferred to the account of Portfolio at the Fund's Custodian, UMB Bank, n.a., 700 Karnes Blvd, Kansas City, MO 64108. Also, the Fund on behalf of Portfolio S shall produce at the Closing a list of names and addresses of the shareholders of record of its Portfolio S Shares and the number of shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 P.M. Central time on the Closing Date, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Fund on behalf of Portfolio L shall issue and deliver a certificate or certificates evidencing the shares of Portfolio L to be delivered to the account of Portfolio S at said transfer agent registered in such manner as the officers of the Fund on behalf of Portfolio S may request, or provide evidence satisfactory to Portfolio S that such Portfolio L Shares have been registered in an account on the books of Portfolio L in such manner as the Fund on behalf of Portfolio S may request.

4. Representations and Warranties by the Fund on behalf of Portfolio S.

The Fund makes the following representations and warranties about Portfolio S:

(a) Portfolio S is a series of the Fund, a corporation organized under the laws of the State of Maryland on August 22, 1979 and validly existing and in good standing under the laws of that State. The Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), an open-end, management investment company and all of the Portfolio S Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) The Fund is authorized to issue 100,000,000 shares of common stock, par value $0.10 each, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights and currently issues shares of two (2) series. The Fund is authorized to issue 50,000,000 shares of beneficial interest of each series.

(c) The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999, audited by Ernst & Young LLP, and the Fund's unaudited Semiannual Report to shareholders for the six months ended December 31, 1999, fairly present the financial position of Portfolio S as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The Fund has the necessary power and authority to conduct Portfolio S's business as such business is now being conducted.

(e) The Fund on behalf of Portfolio S is not a party to or obligated under any provision of the Fund's Articles of Incorporation, as amended and supplemented or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(f) The Fund has elected to treat Portfolio S as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Portfolio S has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5. Representations and Warranties by the Fund on behalf of Portfolio L.

The Fund makes the following representations and warranties about Portfolio L:

(a) Portfolio L is a series of the Fund, a corporation organized under the laws of the State of Maryland on August 22, 1994 and validly existing and in good standing under the laws of that State. The Fund is duly registered under the 1940 Act an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) The Fund is authorized to issue 50,000,000 shares of Portfolio L, par value $0.10 each, each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Portfolio L Shares to be issued pursuant to this Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

(c) At the Closing, Portfolio L Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Portfolio S are presently eligible for offering to the public, and there are a sufficient number of Portfolio L Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d) The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999, audited by Ernst & Young LLP, and the Fund's unaudited Semiannual Report to shareholders for the six months ended December 31, 1999, fairly present the financial position of Portfolio L as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) The Fund has the necessary power and authority to conduct Portfolio L's business as such business is now being conducted.

(f) The Fund on behalf of Portfolio L is not a party to or obligated under any provision of the Fund's Articles of Incorporation, as amended and supplemented or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g) The Fund has elected to treat Portfolio L as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Portfolio L has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

6. Representations and Warranties by the Fund on behalf of the Portfolios.

The Fund makes the following representations and warranties about both Portfolio S and Portfolio L:

(a) The statement of assets and liabilities to be created by the Fund for each of the Portfolios as of 1:00 P.M. Central time on the Closing Date for the purpose of determining the number of Portfolio L Shares to be issued pursuant to
Section 1 of this Plan will accurately reflect the Net Assets in the case of Portfolio S and the net assets in the case of Portfolio L, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, the Portfolios will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in the Fund's current effective prospectus relating to Portfolio S and Portfolio L, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Portfolios.

(e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Fund's Board of Directors, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f) It anticipates that consummation of this Plan will not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each of the fiscal year.

(g) The Fund has the necessary power and authority to conduct the business of the Portfolios, as such business is now being conducted.

7. Intentions of the Fund on behalf of the Portfolios.

(a) The Fund intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(b) The Fund intends that the Portfolio S will not acquire the Portfolio L Shares for the purpose of making distributions thereof to anyone other than Portfolio S's shareholders.

(c) The Fund on behalf of Portfolio S intends, if this Plan is consummated, to liquidate and dissolve Portfolio S.

(d) The Fund intends that, by the Closing, all of the Portfolios' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e) At the Closing, the Fund on behalf of Portfolio S intends to have available a copy of the shareholder ledger accounts, certified by the Fund's transfer agent or its President to the best of its or his or her knowledge and belief, for all the shareholders of record of Portfolio S Shares as of 1:00 p.m. Central time on the Closing Date who are to become shareholders of Portfolio L as a result of the transfer of assets that is the subject of this Plan.

(f) The Fund intends to mail to each shareholder of record of Portfolio S entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities
Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) The Fund intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Portfolio L Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Portfolio S's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by Fund on behalf of the Portfolios.

The consummation of the Plan shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date;
(ii) performance of all obligations required by this Plan to be performed by the Fund on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Fund shall execute a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Fund on behalf of each of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under
Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Portfolio or would prohibit the transactions contemplated hereby.

(d) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Portfolio S at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for both Portfolios, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each party (i) all net investment income and all net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 P.M. Central time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

(f) That there shall be delivered to the Fund on behalf of Portfolio S an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Fund with regard to matters of fact:

(1) The acquisition by Portfolio L of substantially all the assets of Portfolio S as provided for herein in exchange for Portfolio L Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Portfolio S and Portfolio L will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by Portfolio S upon the transfer of substantially all of its assets to Portfolio L in exchange solely for voting shares of Portfolio L (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
Section 1276 of the Code;

(3) No gain or loss will be recognized by Portfolio L upon the receipt of substantially all of the assets of Portfolio
S in exchange solely for voting shares of Portfolio L
(Section 1032(a));

(4) The basis of the assets of Portfolio S received by Portfolio L will be the same as the basis of such assets to Portfolio S immediately prior to the exchange (Section
362(b));

(5) The holding period of the assets of Portfolio S received by Portfolio L will include the period during which such assets were held by Portfolio S (Section 1223(2));

(6) No gain or loss will be recognized to the shareholders of Portfolio S upon the exchange of their shares in Portfolio S for voting shares of Portfolio L (Section
354(a));

(7) The basis of the Portfolio L Shares received by Portfolio S's shareholders shall be the same as the basis of the Portfolio S Shares exchanged therefor (Section
358(a)(1));

(8) The holding period of Portfolio L Shares received by Portfolio S's shareholders (including fractional shares to which they may be entitled) will include the holding period of Portfolio S's shares surrendered in exchange therefor, provided that Portfolio S's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

(9) Portfolio L will succeed to and take into account as of the date of the proposed transfer (as defined in Section
1.381(b)-1(b) of the Income Tax Regulations) the items of Portfolio S described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax
Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

(g) That there shall be delivered to the Fund on behalf of the Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Portfolio S is a series of the Fund, which was organized as a corporation under the laws of the State of Maryland on August 22, 1979 and is validly existing and in good standing under the laws of that State;

(2) The Fund is authorized to issue 50,000,000 shares of Portfolio S, par value $0.10 each. Assuming that the initial shares were issued in accordance with the 1940 Act and the Fund's Articles of Incorporation, as amended and supplemented and By-laws of the Fund, and that all other outstanding shares of Portfolio S were sold, issued and paid for in accordance with the terms of Portfolio S's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

(3) Portfolio S is a series of the Fund is an open-end, investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in Portfolio S's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Portfolio S, the unfavorable outcome of which would materially and adversely affect Portfolio S;

(5) All actions required to be taken by the Fund and/or
Portfolio S to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Fund and Portfolio S; and

(6) Neither the execution, delivery nor performance of this Plan by the Fund and/or Portfolio S violates any provision of the Fund's Articles of Incorporation, as amended and supplemented or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Fund is a party or by which Portfolio S is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and Portfolio S and is enforceable against the Fund and/or
Portfolio S in accordance with its terms.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h) That there shall be delivered to the Fund on behalf of the Portfolio S an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Portfolio L is a series of the Fund, which was organized as a corporation under the laws of the State of Maryland on August 22, 1979 and is validly existing and in good standing under the laws of that State;

(2) The Fund is authorized to issue 50,000,000 shares of Portfolio L, par value $0.10 each. Assuming that the initial capital shares of Portfolio L were issued in accordance with the 1940 Act, and the Amended and Restated Agreement and Declaration of Fund and By-laws of the Fund, and that all other outstanding shares of Portfolio L were sold, issued and paid for in accordance with the terms of Portfolio L's prospectus in effect at the time of such sales, each such outstanding share of Portfolio L is fully paid, non-assessable, freely transferable and has full voting rights;

(3) The Fund is an open-end, non-diversified investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in Portfolio S's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Portfolio S, the unfavorable outcome of which would materially and adversely affect Portfolio S;

(5) All actions required to be taken by the Fund and/or
Portfolio S to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Fund and Portfolio S; and

(6) Neither the execution, delivery nor performance of this Plan by the Fund and/or Portfolio S violates any provision of the Fund's Articles of Incorporation, as amended and supplemented or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Fund is a party or by which Portfolio S is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and Portfolio S and is enforceable against the Fund and/or
Portfolio S in accordance with its terms.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h) That there shall be delivered to the Fund on behalf of the Portfolio S an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Portfolio L is a series of the Fund, which was organized as a corporation under the laws of the State of Maryland on August 22, 1979 and is validly existing and in good standing under the laws of that State;

(2) The Fund is authorized to issue 50,000,000 shares of Portfolio L, par value $0.10 each. Assuming that the initial capital shares of Portfolio L were issued in accordance with the 1940 Act, and the Amended and Restated Agreement and Declaration of Fund and By-laws of the Fund, and that all other outstanding shares of Portfolio L were sold, issued and paid for in accordance with the terms of Portfolio L's prospectus in effect at the time of such sales, each such outstanding share of Portfolio L is fully paid, non-assessable, freely transferable and has full voting rights;

(3) The Fund is an open-end, non-diversified investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in Portfolio L's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Portfolio L, the unfavorable outcome of which would materially and adversely affect Portfolio L;

(5) Portfolio L Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Fund, on behalf of Portfolio L;

(6) All actions required to be taken by the Fund and/or
Portfolio L to authorize the Plan contemplated hereby have been duly authorized by all necessary action on the part of Portfolio L;


(7) Neither the execution, delivery nor performance of the Plan by the Fund and/or Portfolio L violates any provision of the Fund's Articles of Incorporation, as amended and supplemented, or its By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Fund is a party or by which Portfolio L is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and Portfolio L and is enforceable against the Fund and/or Portfolio L in accordance with its terms; and


(8) The Fund's registration statement of which the prospectus dated October 31, 1999, as supplemented June 8, 2000 of Portfolio L is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(i) That the Fund's Registration Statement with respect to the Portfolio L Shares to be delivered to the Portfolio S's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j) That the Portfolio L Shares to be delivered hereunder shall be eligible for sale by Portfolio L with each state commission or agency with which such eligibility is required in order to permit the Portfolio L Shares lawfully to be delivered to each Portfolio S shareholder.

(k) That, at the Closing, there shall be transferred to Portfolio L aggregate Net Assets of Portfolio S comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Portfolio S on the Closing Date.

9. Expenses.

(a) The Fund represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Manager.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of Portfolio S) prior to the Closing or the Closing may be postponed by the Fund on behalf of either party by resolution of the Board of Directors, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2000, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Fund on behalf of Portfolio L and Portfolio
S.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Fund, Portfolio S nor Portfolio L, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Fund's Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Fund nor any of its officers, Directors, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, Director, agent or shareholder of either of the Funds or the Fund against any liability to the entity for which that officer, Director, agent or shareholder so acts or to any of the Funds' shareholders to which that officer, Director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Fund on behalf of the Portfolio S or Portfolio L to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Portfolio S, unless such terms and conditions shall result in a change in the method of computing the number of Portfolio L Shares to be issued to Portfolio S in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Portfolio S prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Fund on behalf of Portfolio S shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of the Fund on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Fund on behalf of the Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Fund on behalf of the Portfolio.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Fund at 700 Karnes
Blvd., Kansas City, MO, 64108, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, D. L. Babson Tax-Free Income Fund, Inc.
on behalf of Portfolio L and Portfolio S, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

                          D. L. Babson Tax-Free Income Fund, Inc.
                          on behalf of
                          Portfolio S
Attest:
                          By:
                          Assistant Secretary

                          D. L. Babson Tax-Free Income Fund, Inc.
                          on behalf of
                          Portfolio L
Attest:
                          By:
                          Assistant Secretary


EXHIBIT B

Babson Funds Combined Prospectus

Dated October 31, 1999, as Supplemented June 8, 2000

The Babson Funds Combined Prospectus dated October 31, 1999, as supplemented June 8, 2000, is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-referenced prospectus (as supplemented) is incorporated herein by reference to the electronic filings made on June 8, 2000 (the supplement) and November 2, 1999 (the prospectus).



EXHIBIT C

BABSON FUNDS COMBINED ANNUAL REPORT TO SHAREHOLDERS

Dated June 30, 2000

The Babson Funds Combined Annual Report to Shareholders dated June 30, 1999 is part of this Prospectus/Proxy
Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-referenced shareholder report is incorporated herein by reference to the electronic filing made on September 3, 1999.


STATEMENT OF ADDITIONAL INFORMATION

FOR

D. L. BABSON TAX-FREE INCOME FUND, INC.

Dated July 20, 2000

Acquisition of the Assets of
PORTFOLIO S,
a series of D. L. Babson Tax-Free Income Fund, Inc.

By and in exchange for shares of the
PORTFOLIO L,
also a series of D. L. Babson Tax-Free Income Fund, Inc.


This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Portfolio S for shares of Portfolio L.

This SAI consists of this Cover Page and the following documents. Each of these documents is enclosed with and is legally considered to be a part of this SAI:

1.   Babson Funds Combined Statement of Additional
Information dated October 31, 1999.

2. Babson Funds Combined Semiannual Report to Shareholders for the six months ended December 31, 1999.

3.   Projected (Pro Forma) after Transaction Financial
Statements.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated July 20, 2000, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-4BABSON (1-800-422-2766)] or by writing to the Babson Funds at P.O. Box 219757, Kansas City, MO 64121-9757.


Attachments to SAI (page 1 of 3)

The Babson Funds Combined Statement of Additional Information dated October 31, 1999 is part of this SAI and will be provided to all shareholders requesting this SAI. For purposes of this EDGAR filing, the above-referenced SAI is incorporated herein by reference to the electronic filing made on November 2, 1999.

Attachments to SAI (page 2 of 3)

The Babson Funds Combined Semiannual Report to Shareholders dated December 31, 1999 is part of this SAI and will be provided to all shareholders requesting this SAI. For purposes of this EDGAR filing, the above-referenced
Shareholder Report is incorporated herein by reference to the electronic filing made on February 28, 2000.

Attachments to SAI (page 3 of 3)

The following are projected (pro forma) financial statements that were prepared to indicate the anticipated financial information for Portfolio L following the completion of the reorganization. They consist of a Pro Forma Combining Statement of Assets and Liabilities; a Pro Forma Combining Statement of Operations; notes relating to the combining Statements; and a Combined Pro Forma Statement of Investments.

PRO FORMA COMBINING STATEMENT OF INVESTMENTS
BABSON TAX-FREE INCOME FUND - PORTFOLIO S
BABSON TAX-FREE INCOME FUND - PORTFOLIO L
DECEMBER 31, 1999 (UNAUDITED)

                                                 BABSON TAX-FREE INCOME FUND   BABSON TAX-FREE INCOME FUND
                                                       PORTFOLIO S            PORTFOLIO L           PRO FORMA COMBINED
                                                   SHARES/                SHARES/                SHARES/
DESCRIPTION                  COUNTRY               WARRANTS    VALUE      WARRANTS    VALUE      WARRANTS    VALUE
ALABAMA
Jefferson County Sewer,
5.00%, due February 1, 2033  United States                                  $1,000,000 $   822,500 $1,000,000 $  822,500

ARIZONA
Chandler,
6.90%, due July 1, 2005      United States           $1,000,000 $ 1,097,137              1,000,000  1,097,137
Maricopa County Unified School District #93,
6.40%, due July 1, 2005      United States              500,000     532,500                           500,000     532,500
Maricopa County Unified School District, #48,
9.25%, due July 1, 2007      United States                                     500,000     631,875    500,000     631,875

ARKANSAS
Arkansas, Series B,
0.00%, due June 1, 2010      United States                                   1,000,000     571,250  1,000,000     571,250

CALIFORNIA
California,
5.50%, due October 1, 2011   United States                                   1,000,000   1,020,000  1,000,000   1,020,000
Santa Rosa Water, Series B,
6.00%, due September 1, 2015 United States                                     500,000     521,875    500,000     521,875
University of California, Series D,
5.75%, due July 1, 2013      United States                                   1,000,000   1,017,500  1,000,000   1,017,500

COLORADO
Adams County School District #12,
6.20%, due December 15, 2010 United States              500,000     517,500    500,000     517,500
Jefferson County School District #R-001,
Series A,
6.00%, due December 15, 2006 United States              500,000     529,375                           500,000     529,375

DISTRICT OF COLUMBIA
District of Columbia, Series A,
5.75%, due June 1, 2003      United States              245,000     252,350    245,000     252,350   490,000      504,700
District of Columbia, Series A,
5.75%, due June 1, 2003      United States              255,000     262,013    255,000     262,013    510,000     524,026

FLORIDA
Dade County,
0.00%, due October 1, 2027   United States                                   1,000,000     195,000 1,000,000      195,000
Florida State Public Board of Education,
Series A,
7.25%, due June 1, 2023      United States                                   1,000,000   1,032,540  1,000,000  1,032,540
Miami-Dade County, Series A,
0.00%, due October 1, 2015   United States                                     500,000     196,250    500,000     196,250
Palm Beach County Airport,
7.75%, due October 1, 2010   United States                                     500,000     535,000    500,000     535,000
Tampa (Catholic Health Care East),
4.875%, due November 15, 2023 United States                                    500,000     417,500    500,000     417,500

GUAM
Guam Government Limited Obligation, Series A,
5.75%, due May 1, 2001       United States              500,000     508,750                           500,000     508,750

HAWAII
Hawaii State,
5.50%, due September 1, 2006 United States              500,000     513,750                           500,000     513,750

ILLINOIS
Chicago Public Building,
5.375%, due February 1, 2005 United States              250,000     255,313                           250,000     255,313
Chicago, Series B,
5.125%, due January 1, 2022  United States                                   1,000,000     872,500  1,000,000     872,500
Du Page & Will Counties
Community School District #204,
7.25%, due December 30, 2004 United States              500,000     551,250                           500,000     551,250
Lake County School District,
5.00%, due December 15, 2014 United States                                     100,000    918,750     100,000     918,750
Metro Pier & Expo Tax Authority,
5.375%, due December 15, 2017 United States                                  1,000,000    931,250   1,000,000     931,250

INDIANA
Indiana Bond Bank Special Program,
Series 94 A-1,
5.60%, due August 1, 2015    United States                                     500,000     495,625    500,000     495,625
Kokomo-Center School Building Corp.,
6.75%, due July 15, 2007     United States              250,000     275,625                           250,000     275,625

KANSAS
Johnson County Unified
School District #229, Series A,
4.90%, due October 1, 2011   United States                                   1,000,000     958,750  1,000,000      958,750

LOUISIANA
St. Tammany Parish Hospital
Service District #2,
(Slidell Memorial Hospital &
Medical Center),
6.125%, due October 1, 2011  United States                                     500,000  521,875       500,000      521,875

MASSACHUSETTS
Massachusetts Health & Education
(Milford-Whitinsville Regional),
Series C,
4.75%, due July 15, 2003     United States              500,000     483,125                           500,000      483,125
Massachusetts Health &
Education, Series D,
5.75%, due July 1, 2014      United States                                     500,000     501,250    500,000      501,250
Massachusetts Housing
Finance Agency Projects, Series A,
5.35%, due April 1, 2003     United States              500,000     508,750                           500,000      508,750
Massachusetts Housing
Finance Agency Projects, Series A,
6.375%, due April 1, 2021    United States                                     975,000     987,187    975,000      987,187
Massachusetts State Consolidated Loan,
5.25%, due August 1, 2018    United States                                   1,000,000     921,250  1,000,000      921,250

MICHIGAN
Utica Community Schools,
5,.375%, due May 1, 2005     United States              500,000     510,625                           500,000      510,625

MISSOURI
Sikeston Electric,
5.80%, due June 1, 2002      United States              500,000     515,000                           500,000      515,000
NEVADA
Clark County School District,
Series A,
6.75%, due March 1, 2007     United States                                     500,000     514,375    500,000      514,375
Washoe County Hospital,
Series A,
5.25%, due June 1, 2001      United States              500,000     505,625                           500,000      505,625
Washoe County (Reno Sparks Bowling Facility),
Series A,
5.40%, due July 1, 2006      United States              500,000     508,750                           500,000      508,750

NEW HAMPSHIRE
New Hampshire Higher Education
& Health Facility
(Concord Hospital),
5.70%, due October 1, 2010   United States                                     500,000     513,750    500,000      513,750
New Hampshire Higher Education
& Health Facility
(Franklin Pierce Law Center),
5.50%, due July 1, 2018      United States                                     500,000     442,500    500,000      442,500

NEW JERSEY
New Jersey Turnpike,
10.375%, due January 1, 2003 United States                                     115,000     125,781    115,000      125,781

NEW YORK
Battery Park City,
6.00%, due November 1, 2003  United States              500,000     518,750                           500,000      518,750
Long Island Power,
3.60%, due May 1, 2033       United States              400,000     400,000    800,000     800,000  1,200,000    1,200,000
Metropolitan Transportation,
5.00%, due April 1, 2008     United States              500,000     494,375                           500,000      494,375
New York City Municipal Water
Financing Authority, Series A,
6.80%, due June 15, 2004     United States                                   1,000,000   1,041,250  1,000,000    1,041,250
New York Dormitory
(State University Education Facility),
Series B,
6.10%, due May 15, 2008      United States                                   1,000,000   1,067,500  1,000,000    1,067,500
New York Environmental, Series B,
6.65%, due September 15, 2013 United States                                    500,000     527,500    500,000      527,500
New York Medical Care Finance Agency,
Series F,
6.00%, due August 15, 2002   United States              500,000     515,000                           500,000      515,000
New York Medical Care Finance Agency,
Series A,
5.40%, due August 15, 2004   United States              235,000     237,693                           235,000      237,693
New York State Dormitory,
5.35%, due November 1, 2005  United States              500,000     511,250                           500,000      511,250
New York State Thruway
Authority Highway,
5.50%, due 2005              United States              500,000     514,375                           500,000      514,375

NORTH CAROLINA
North Carolina Eastern
Municipal Power Agency,
Series 93 B,
5.375%, due January 1, 2001  United States              500,000     501,115                           500,000      501,115

OHIO
Columbus City School District,
6.65%, due December 1, 2012  United States              500,000     536,250                           500,000      536,250
Ohio Major Infrastructure,
5.00%, due December 15, 2007 United States              500,000     497,500                           500,000      497,500
Ohio State Building Authority,
4.00%, due October 1, 2004   United States              250,000     241,562                           250,000      241,562

PENNSYLVANIA
North Hampton County,
4.20%, due August 15, 2008   United States              500,000     464,375                           500,000      464,375

RHODE ISLAND
Rhode Island Depositors
Economic Protection Corp.,
Series B,
5.80%, due August 1, 2009    United States                                     500,000    521,875     500,000      521,875
Rhode Island Industrial Facility Corp.,
9.125%, due October 1, 2000  United States                                      20,000     20,015      20,000       20,015

TENNESSEE
McKinney Independent School,
5.25%, due February 15, 2006 United States              500,000     508,125                           500,000      508,125
Metro Nashville Airport,
5.00%, due October 1, 2012   United States                                     200,000     200,000    200,000      200,000
Tennessee Housing Development Agency,
Series A,
4.95%, due July 1, 2000      United States              490,000     491,377                           490,000      491,377

TEXAS
Houston,
Series C,
5.90%, due March 1, 2003     United States              140,000     143,675                           140,000      143,675
Houston,
Series C,
5.90%, due March 1, 2003     United States              360,000     369,000                           360,000      369,000
San Antonio Electric & Gas,
5.75%, due February 1, 2011  United States                                     295,000     298,319    295,000      298,319
San Antonio Electric & Gas,
5.75%, due February 1, 2011  United States                                     205,000     211,406    205,000      211,406

VIRGINIA
Fairfax County Industrial Development,
5.50%, due August 15, 2009   United States                                     500,000     499,375    500,000      499,375

WASHINGTON
Tacoma Conservation System Project
(Tacoma Public Utilities),
6.50%, due January 1, 2012   United States                                     500,000     526,250    500,000      526,250
Seattle Water System,
5.75%, due July 1, 2023      United States                                   1,000,000     955,000  1,000,000      955,000
Washington Public Power Supply System
Nuclear Project #2,
Series B,
5.10%, due July 1, 2004      United States              500,000     504,375                           500,000      504,375
Washington Public Power Supply System
Nuclear Project #2,
Series B,
7.50%, due July 1, 2004      United States              300,000     310,767                           300,000      310,767
Washington, Series B,
5.00%, due January 1, 2008   United States              500,000     495,625                           500,000      495,625

WISCONSIN
Milwaukee County, Series A,
5.35%, due September 1, 2001 United States              500,000     506,875                           500,000      506,875
Milwaukee Metropolitan Sewer District,
Series A,
7.00%, due September 1, 2000 United States              500,000     509,280                           500,000      509,280
Wisconsin Public Power,
5.90%, due July 1, 2011      United States                                     500,000     518,125    500,000      518,125
TOTAL INVESTMENTS - 98.67%
                                                                 17,081,282             23,884,611              40,965,893
Other Assets less Liabilities - 1.33%
                                                                    234,052                           319,037      553,089
TOTAL NET ASSETS - 100.00%                                      $17,315,334            $24,203,648             $41,518,982




PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
BABSON TAX-FREE INCOME FUND - PORTFOLIO S
BABSON TAX-FREE INCOME FUND - PORTFOLIO L
DECEMBER 31, 1999 (UNAUDITED)
                                                                 BABSON
                               BABSON    BABSON           TAX-FREE INCOME FUND
                              TAX-FREE  TAX-FREE              PORTFOLIO L
                           INCOME FUNDINCOME FUND PRO FORMA    PRO FORMA
                           PORTFOLIO S PORTFOLIO L ADJUSTMENTS    COMBINED
ASSETS:
 Investments in securities
  Cost                      $16,778,732 $23,073,865 $       -   $39,852,597
  Value                     1 6,681,282  22,884,611         -    39,565,893
 Repurchase agreements,
  at value and cost             400,000   1,000,000         -     1,400,000
 Cash                            26,780      27,560         -        54,341
  Receivables:
  Capital shares sold               -        28,000         -        28,000
  Dividends and interest        278,258     375,913         -       654,170
   Total assets              17,386,320  24,316,084         -    41,702,404

LIABILITIES:
 Payables for:
  Management fees                14,043      19,752         -        33,795
  Registration fees               1,330         243         -         1,573
  Dividends                      55,613      92,442         -       148,055
  Total liabilities              70,986     112,437         -       183,423
   Net assets               $17,315,334 $24,203,647 $       -   $41,518,981

NET ASSETS CONSIST OF:
 Paid in capital             17,463,388  24,427,053         -    41,890,441
 Undistributed net investment
  income (loss)                     906         -           -           906
 Accumulated undistributed net
  realized gain (loss)
  on sale of investments       (51,510)    (34,152)         -      (85,662)
 Net unrealized appreciation
  (depreciation) in value
  of investments               (97,450)   (189,253)         -     (286,703)
   Total net assets         17,315,334   24,203,647         -    41,518,981
                                                              (A)
Capital shares outstanding   1,662,554    2,852,374    2,038,538  4,890,912
Net assets                  17,315,334   24,203,647              41,518,981
Net asset value per share        10.41         8.49                    8.49



(A) Reflect new shares issued, net of retired shares of Portfolio S


PRO FORMA COMBINING STATEMENT OF OPERATIONS
BABSON TAX-FREE INCOME FUND - PORTFOLIO S
BABSON TAX-FREE INCOME FUND - PORTFOLIO L
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
                                                                 BABSON
                               BABSON    BABSON           TAX-FREE INCOME FUND
                              TAX-FREE  TAX-FREE              PORTFOLIO L
                           INCOME FUNDINCOME FUND PRO FORMA    PRO FORMA
                           PORTFOLIO S PORTFOLIO L ADJUSTMENTS    COMBINED

INVESTMENT INCOME:
 Interest                    $ 916,514 $ 1,406,500   $ -          $ 2,323,074
  Total investment income      916,514   1,406,500     -            2,323,074

EXPENSES:
 Management fees               182,027     247,876     -              429,903
 Registration and filing fees   12,271      15,315     -               27,586
  Total expenses               194,298     263,191     -              457,489
   Net investment income
    (loss)                     722,216   1,143,369     -            1,865,585

REALIZED AND UNREALIZED GAINS (LOSS):
 Net realized gain (loss)
  during the period on
    investments                (1,599)     180,920     -              179,321
 Net change in unrealized
  appreciation (depreciation)
  during the period on
   investments               (631,541) (2,146,286)     -          (2,777,827)
 Net gain (loss)             (633,140) (1,965,366)     -          (2,598,506)
 Net increase (decrease)
  in net assets resulting
  from operations            $  89,076 $ (821,997)   $ -          $ (732,921)



See accompanying notes to pro forma combining financial statements.


D. L. BABSON TAX-FREE INCOME FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1: BASIS OF COMBINATION

On April 27, 2000, the Babson Board of Directors approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Babson Tax-Free Income Fund Portfolio Short, Babson Tax-Free Income Portfolio Long will acquire all the assets of the Babson Tax-Free Income Fund Short subject to the liabilities of such a fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Tax-Free Income Fund Long (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 1999. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Babson Tax-Free Income Fund Portfolio Short and the Babson Tax-Free Income Fund Portfolio Long at December 31, 1999. The unaudited pro forma statement of operations reflects the results of operations of the Babson Tax-Free Income Fund Portfolio Short and the Babson Tax-Free Income Fund Portfolio Long fund for the year ended December 31, 1999. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Babson Tax-Free Income Fund Portfolio Short and Babson Tax-Free Income Fund Portfolio Long under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Babson Tax-Free Income Fund Portfolio Long for pre-combination periods will not be restated.

The pro forma portfolio of investment and statements of assets and liabilities and operations should be read in conjunction with the historical financial statement of the Funds incorporated by reference in the Statements of Additional Information.

note 2: capital shares

The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Babson Tax-Free Income Fund Portfolio Short by Babson Tax-Free Income Fund Portfolio Long as of December 31, 1999. The number of additional shares issued was calculated by dividing the net asset value of Babson Tax-Free Income Fund Portfolio Short by the net asset value per share of Babson Tax-Free Income Fund Portfolio Long.

note 3: Pro Forma Adjustment

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1999.

note 4: merger costs and distributions

Merger costs are estimated at approximately $10,000 and are not included in the pro forma statement of operations since these costs are nonrecurring. These costs represent the estimated expense of all funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not be subject to any federal excise tax.

The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

Babson Tax-Free Income Fund Portfolio Short and Babson Tax-Free Income Fund Portfolio Long will distribute substantially all their investment income and any realized gains prior to the merger date.

D. L. BABSON TAX-FREE INCOME FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1: BASIS OF COMBINATION

On April 27, 2000, the Babson Board of Directors approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Babson Tax-Free Income Fund Portfolio Short, Babson Tax-Free Income Portfolio Long will acquire all the assets of the Babson Tax-Free Income Fund Short subject to the liabilities of such a fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Tax-Free Income Fund Long (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 1999. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Babson Tax-Free Income Fund Portfolio Short and the Babson Tax-Free Income Fund Portfolio Long at December 31, 1999. The unaudited pro forma statement of operations reflects the results of operations of the Babson Tax-Free Income Fund Portfolio Short and the Babson Tax-Free Income Fund Portfolio Long fund for the year ended December 31, 1999. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Babson Tax-Free Income Fund Portfolio Short and Babson Tax-Free Income Fund Portfolio Long under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Babson Tax-Free Income Fund Portfolio Long for pre-combination periods will not be restated.

The pro forma portfolio of investment and statements of assets and liabilities and operations should be read in conjunction with the historical financial statement of the Funds incorporated by reference in the Statements of Additional Information.

note 2: capital shares

The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Babson Tax-Free Income Fund Portfolio Short by Babson Tax-Free Income Fund Portfolio Long as of December 31, 1999. The number of additional shares issued was calculated by dividing the net asset value of Babson Tax-Free Income Fund Portfolio Short by the net asset value per share of Babson Tax-Free Income Fund Portfolio Long.

note 3: Pro Forma Adjustment

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1999.

note 4: merger costs and distributions

Merger costs are estimated at approximately $10,000 and are not included in the pro forma statement of operations since these costs are nonrecurring. These costs represent the estimated expense of all funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not be subject to any federal excise tax.

The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

Babson Tax-Free Income Fund Portfolio Short and Babson Tax-Free Income Fund Portfolio Long will distribute substantially all their investment income and any realized gains prior to the merger date.


D. L. BABSON TAX-FREE INCOME FUND, INC.

FILE NOS. 002-65489 & 811-02948


FORM N-14
PART C
OTHER INFORMATION

Item 15. Indemnification

Under the terms of the Maryland General Corporation Law and the Registrant's By-Laws, the Registrant shall indemnify any person who was or is a director, officer, or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law, provided however, that any such indemnification (unless ordered by a court) shall by made by the Registrant only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances. Such determination shall be made:

     (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

     (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Item 16. Exhibits

The following exhibits are incorporated by reference to the previously filed document indicated below, except Exhibits
12(A), 14(A), 16(A) and 16(B):

(1) Copies of the charter of the D. L. Babson Tax-Free
Income Fund, Inc. as now in effect;

(A) Articles of Incorporation of the Registrant as filed in Maryland on August 22, 1979 and previously filed with Post-
Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(B) Articles of Amendment of the Registrant as filed in Maryland on November 30, 1979 and previously filed with Post-
Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(C) Articles of Amendment of the Registrant as filed in Maryland on January 2, 1981 and previously filed with Post-
Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(2) Copies of the existing by-laws or corresponding instruments of the Registrant;

(A) By-laws for the Registrant Previously filed with Post-
Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

Not Applicable

(4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(A) The Plan of Reorganization is included in this registration statement as Exhibit A to the Prospectus/Proxy
Statement

(5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

Not Applicable

(6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(A) Investment Management Agreement between Registrant and
Jones & Babson, Inc. dated June 30, 1995, was previously filed with Post-Effective Amendment No. 26 to Registration
Statement filed on Form N-1A on August 30, 1999.

(B) Investment Counsel Agreement between Jones & Babson, Inc. and David L. Babson & Co., Inc. dated June 30, 1995, was previously filed with Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(A) Underwriting Contract between D. L. Babson Tax-Free Income Fund, Inc. and Jones & Babson, Inc. dated September 30, 1995, was previously filed with Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not Applicable

(9) Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration;

(A) Contract between registrant and UMB Bank, N.A. dated May
5, 1997 was previously filed with Post-Effective Amendment
No. 26 to Registration Statement filed on Form N-1A on
August 30, 1999.

(10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

Not applicable.

(11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

(A) Opinion and consent of counsel was previously filed with Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(12) An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(A) Form of Opinion and Consent of Counsel Supporting Tax
Matters and Consequences to Shareholders is filed herewith as Exhibit No. EX99.12(A).

(13) Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(A) Transfer Agency Agreement between D. L. Babson Tax-Free Income Fund, Inc. and Jones & Babson, Inc. dated October 31, 1994, was previously filed with Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A on August 30, 1999.

(14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933
Act;

(A) Consent of independent auditors is filed herewith as Exhibit No. EX99.14(A).

(15) All financial statements omitted pursuant to Items
14(a)(1);

Not Applicable

(16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(A) Power of Attorney is filed herewith as Exhibit No.
EX99.16(A).

(17) Any additional exhibits which the registrant may wish to file.

Not Applicable


Item 17. Undertakings
(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registrations statement for the securities offered therein, and the offering of the securities at that time shall be deemed top be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Kansas City and the State of Missouri, on the 16th day of June, 2000.


                          D. L. Babson Tax-Free Income Fund, Inc.
                          (Registrant)

                          By:  /s/ Stephen S. Soden
                               Stephen S. Soden
                               President

As required by the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/  Stephen S. Soden     President, Principal Executive
Officer and Director
     Stephen S. Soden     Dated: June 16, 2000

/s/  F. C. Rood*          Director
     F. C. Rood           Dated: June 16, 2000

/s/  William H. Russell*  Director
     William H. Russell   Dated: June 16, 2000

/s/  H. David Rybolt*     Director
     H. David Rybolt      Dated: June 16, 2000

/s/  P. Bradley Adams     Treasurer and Principal Financial
and
     P. Bradley Adams     Accounting Officer
                          Dated: June 16, 2000

*By: /s/ Stephen S. Soden
     Stephen S. Soden
     Attorney-in-Fact
     (Pursuant to Power of Attorney filed herewith)

D. L. BABSON TAX-FREE INCOME FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

EXHIBIT 99.(12)(A) Form of Opinion and Consent of Counsel
Supporting Tax Matters and Consequences to Shareholders

EXHIBIT 99.(14)(A) Consent of Auditors, Ernst and Young LLP

EXHIBIT 99.(16)(A) Power of Attorney